CUSIP No. 40963P105

                                                                    Exhibit 99.1

                             JOINT FILING AGREEMENT

In accordance with Rule 13d-1(k) under the Securities Exchange Act of 1934, as amended, the undersigned hereby agree to the joint filing on behalf of each of them of a statement on Schedule 13D (including amendments thereto) with respect to the Common Stock of Hana Biosciences, Inc. and that this Agreement be included as an Exhibit to such joint filing. This Agreement may be executed in any number of counterparts all of which taken together shall constitute one and the same instrument.

IN WITNESS WHEREOF, the undersigned hereby execute this Agreement this 19th day of October, 2009.

                            DEERFIELD CAPITAL, L.P.

                            By:  J.E. Flynn Capital LLC, General Partner

                            By:         /s/ Darren Levine
                                        ----------------------------------------
                            Name:       Darren Levine
                            Title:      Authorized Signatory


                            DEERFIELD SPECIAL SITUATIONS FUND, L.P.

                            By:  Deerfield Capital, L.P., General Partner

                            By:  J.E. Flynn Capital LLC, General Partner

                            By:         /s/ Darren Levine
                                        ----------------------------------------
                            Name:       Darren Levine
                            Title:      Authorized Signatory


                            DEERFIELD PRIVATE DESIGN FUND, L.P.

                            By:  Deerfield Capital, L.P., General Partner

                            By:  J.E. Flynn Capital LLC, General Partner

                            By:         /s/ Darren Levine
                                        ----------------------------------------
                            Name:       Darren Levine
                            Title:      Authorized Signatory

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CUSIP No. 40963P105

                            DEERFIELD PRIVATE DESIGN INTERNATIONAL, L.P.

                            By:  Deerfield Capital, L.P., General Partner

                            By:  J.E. Flynn Capital LLC, General Partner

                            By:         /s/ Darren Levine
                                        ----------------------------------------
                            Name:       Darren Levine
                            Title:      Authorized Signatory


                            DEERFIELD MANAGEMENT COMPANY, L.P.

                            By:  Flynn Management LLC, General Partner

                            By:         /s/ Darren Levine
                                        ----------------------------------------
                            Name:       Darren Levine
                            Title:      Authorized Signatory


                            DEERFIELD SPECIAL SITUATIONS FUND
                            INTERNATIONAL LIMITED

                            By: Deerfield Management Company, L.P., Investment Manager

                            By:  Flynn Management LLC, General Partner

                            By:         /s/ Darren Levine
                                        ----------------------------------------
                            Name:       Darren Levine
                            Title:      Authorized Signatory


                            JAMES E. FLYNN

                            /s/ Darren Levine
                            ----------------------------------------------------
                            Darren Levine, Attorney-in-Fact